UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2006

MICRO LINEAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-24758	94-2910085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2050 Concourse Drive,
San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

(408) 433-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events.

On October 31, 2006, at Micro Linear’s special meeting of stockholders, Micro Linear stockholders approved the adoption of an agreement and plan of merger, dated as of August 14, 2006, by and among Micro Linear, Sirenza Microdevices, Inc., a Delaware corporation, and Metric Acquisition Corporation, a wholly owned subsidiary of Sirenza, and the transactions contemplated by the merger agreement. The agreement and plan of merger was approved and adopted by more than a majority of the shares of common stock outstanding and issued as of the record date. On October 31, 2006, the parties consummated the merger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2006

MICRO LINEAR CORPORATION

By:	/S/ MICHAEL W. SCHRADLE
Michael W. Schradle
Chief Financial Officer